                                                                     EXHIBIT 99


                                                           [FIRST BANCORP LOGO]
                                                          Annie Astor-Carbonell
                                                Senior Executive Vice President
                                                    and Chief Financial Officer
                                                                  787) 729-8088
                                                    annie.astor@firstbankpr.com

                             FIRST BANCORP REPORTS
                               EARNINGS PER SHARE
                               INCREASE OF 19.6%

         SAN JUAN, PUERTO RICO, OCTOBER 20, 2003--FIRST BANCORP (NYSE:FBP), THE SECOND LARGEST PUERTO RICO FINANCIAL HOLDING COMPANY WITH DIVERSIFIED BANKING OPERATIONS IN PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, REPORTED TODAY EARNINGS FOR THE QUARTER ENDED SEPTEMBER 30, 2003.

         NET INCOME WAS $31,684,402 OR $0.62 PER COMMON SHARE BASIC AND $0.61 PER COMMON SHARE DILUTED, FOR THE THIRD QUARTER OF 2003, AS COMPARED TO EARNINGS OF $27,356,898 OR $0.52 PER COMMON SHARE BASIC AND $0.51 PER COMMON SHARE DILUTED FOR THE THIRD QUARTER OF 2002. THESE RESULTS REPRESENT AN INCREASE IN DILUTED EARNINGS PER SHARE OF 19.6% FOR THIS QUARTER. RETURN ON ASSETS (ROA) AND RETURN ON COMMON EQUITY (ROCE) WERE 1.14% AND 20.67% RESPECTIVELY, FOR THE QUARTER AS COMPARED TO 1.26% AND 21.65% RESPECTIVELY, FOR THE SAME QUARTER OF 2002. BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES FOR

FIRST BANCORP REPORTS EARNINGS PER SHARE INCREASE OF 19.6%               PAGE 2


THE 2003 THIRD QUARTER WERE 40,007,383 AND 41,016,121, RESPECTIVELY.

         FOR THE NINE MONTHS PERIOD ENDED SEPTEMBER 30, 2003, EARNINGS WERE $97,383,395 OR $1.92 PER COMMON SHARE (BASIC) AND $1.89 PER COMMON SHARE (DILUTED), AS COMPARED TO $79,985,470, OR $1.51 PER COMMON SHARE BASIC AND $1.49 PER COMMON SHARE DILUTED. BASIC AND DILUTED WEIGHTED AVERAGE SHARES FOR THE 2003 YEAR-TO-DATE PERIOD WERE 39,986,460 AND 40,906,552, RESPECTIVELY.

         COMMENTING ON THIS QUARTER RESULTS, MR. ANGEL ALVAREZ-PEREZ, CHAIRMAN, PRESIDENT, AND CEO OF FIRST BANCORP SAID, "OUR CORE LENDING OPERATIONS HAVE CONTINUED TO GROW, ESPECIALLY COMMERCIAL, AUTO, AND RESIDENTIAL MORTGAGES. DURING THE MIDDLE OF THIS QUARTER, WITH THE INCREASE IN INTEREST RATES, WE WERE ABLE TO REPLACE AND GROW OUR INVESTMENT PORTFOLIO. WE HAD STAYED ON THE SIDELINES FOR ABOUT FIVE MONTHS, AWAITING THIS OPPORTUNITY, DUE TO THE LOW INTEREST RATES EXPERIENCED DURING THE FIRST SIX MONTHS OF THIS YEAR. ON THE ASSET QUALITY SIDE, OUR NON-PERFORMING LOANS AND WRITE OFF RATIO DECREASED SLIGHTLY

FIRST BANCORP REPORTS EARNINGS PER SHARE INCREASE OF 19.6%               PAGE 3


FIRST BANCORP REPORTS EARNINGS PER SHARE INCREASE OF 19.6% SINCE LAST QUARTER, WHICH IS REMARKABLE, WHEN CONSIDERING AN OVERALL WEAK ECONOMY."

         NET INTEREST INCOME, THE CORPORATION'S MAIN SOURCE OF INCOME, INCREASED BY $11.6 MILLION FROM $60.3 MILLION DURING THE THIRD QUARTER OF 2002, TO $71.9 MILLION DURING THE THIRD QUARTER OF 2003. WHEN COMPARED TO THE IMMEDIATELY PRECEDING QUARTER, IT ALSO INCREASED BY $8 MILLION. THE INCREASES REFLECT PARTIALLY THE ADDITIONAL INVESTMENTS, WHICH WERE MADE DURING THE MIDDLE OF THIS QUARTER. NET INTEREST MARGIN ON A TAX EQUIVALENT BASIS WAS 2.93% FOR THE QUARTER ENDED SEPTEMBER 2003, AS COMPARED TO 3.13% FOR THE QUARTER ENDED SEPTEMBER 2002 AND 3.07% FOR THE PREVIOUS QUARTER ENDED JUNE 2003. FLUCTUATIONS ARE THE RESULT OF THE INVESTMENT STRATEGIES AND ABNORMALLY HIGH PREPAYMENT RATES ON THE MORTGAGE BACKED SECURITIES DURING THE FIRST PART OF THE QUARTER.

         OTHER INCOME AMOUNTED TO $19.1 MILLION FOR THE THIRD QUARTER OF 2003, AS COMPARED TO $19.0 MILLION FOR THE THIRD QUARTER OF 2002. OTHER INCOME INCLUDED A NET GAIN ON SALE OF INVESTMENTS OF $4.4 MILLION, AND A DERIVATIVE GAIN OF $1.2

FIRST BANCORP REPORTS EARNINGS PER SHARE INCREASE OF 19.6%               PAGE 4


MILLION. PRIOR YEAR OTHER INCOME INCLUDE A NET GAIN ON SALE OF INVESTMENTS OF $7.5 MILLION AND A DERIVATIVE LOSS OF $1.2 MILLION. OTHER INCOME, EXCLUDING THE NET GAINS ON SALES OF INVESTMENTS AND DERIVATIVE VALUATIONS FOR BOTH PERIODS, WAS $13.6 MILLION FOR THE SEPTEMBER 2003 QUARTER, UP FROM THE $12.7 MILLION FOR THE SEPTEMBER 2002 QUARTER, DUE MAINLY TO INCREASES IN LOAN FEES.

         NET CHARGE OFFS WERE $10.1 MILLION (.63% OF AVERAGE LOANS) FOR THE THIRD QUARTER OF 2003, AS COMPARED TO $10.2 MILLION (.85% OF AVERAGE LOANS) DURING THE THIRD QUARTER OF 2002, AND $9.9 MILLION (.65% OF AVERAGE LOANS), DURING THE SECOND QUARTER OF 2003. THE CHARGE OFFS RATIO IS AT THE LOWEST LEVEL OF THE LAST 10 YEARS, DUE TO THE CORPORATION'S EFFECTIVE CREDIT RISK MANAGEMENT INFRASTRUCTURE.

         THE EFFICIENCY RATIO WAS 43.8%, 41.2%, AND 45.2% FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003, SEPTEMBER 30, 2002, AND JUNE 30, 2003 RESPECTIVELY, ONE OF THE BEST IN THE INDUSTRY. AN INCREASE IN EXPENSES OF $7.2 MILLION IS MAINLY ATTRIBUTABLE TO

FIRST BANCORP REPORTS EARNINGS PER SHARE INCREASE OF 19.6%               PAGE 5


$6.1 MILLION EXPENSE FOR THE QUARTER OF THE FORMER CHASE VIRGIN ISLANDS OPERATIONS ACQUIRED DURING OCTOBER 2002. EXPENSES OF $39.9 MILLION FOR THIS QUARTER ARE UP BY $584,000 OR 1.5%, WHEN COMPARED TO THE JUNE 2003 QUARTER.

         TOTAL ASSETS WERE $12,089 MILLION AS OF SEPTEMBER 30, 2003, AS COMPARED TO $9,188 MILLION AS OF SEPTEMBER 30, 2002, AND $9,644 MILLION AS OF DECEMBER 31, 2002. LOANS RECEIVABLE INCREASED BY 36% TO $6,707 MILLION, AS COMPARED TO $4,947 MILLION AS OF SEPTEMBER 30, 2002. THE LARGEST LOAN VOLUME INCREASES WERE ACHIEVED IN THE COMMERCIAL AND RESIDENTIAL REAL ESTATE PORTFOLIOS.

         NON-PERFORMING LOANS AS OF SEPTEMBER 30, 2003 WERE $85.7 MILLION (1.28% OF TOTAL LOANS), AS COMPARED TO $83.0 MILLION (1.68% OF TOTAL LOANS) AND $89.0 MILLION (1.41% OF TOTAL LOANS), AS OF SEPTEMBER 30, 2002 AND JUNE 30, 2003, RESPECTIVELY. NON-PERFORMING LOANS DECREASED, WHEN COMPARED TO THE IMMEDIATELY PRECEDING QUARTER, AS A RESULT OF CONTROLLED DELINQUENCIES, SPECIALLY IN THE BANK'S COMMERCIAL

FIRST BANCORP REPORTS EARNINGS PER SHARE INCREASE OF 19.6%               PAGE 6


PORTFOLIOS. THE SLIGHT INCREASE IN DOLLAR AMOUNT, WHEN COMPARED TO THE SEPTEMBER 2002 FIGURE, IS COMPOSED MOSTLY OF SECURED REAL ESTATE LOANS AND IS MAINLY DUE TO THE ACQUISITION OF CHASE'S VIRGIN ISLANDS OPERATIONS DURING OCTOBER 2002.

         THE ALLOWANCE FOR LOAN LOSSES TO NON-PERFORMING LOANS (RESERVE COVERAGE) WAS 143.6% AS OF SEPTEMBER 30, 2003, COMPARED TO 130.0% AS OF SEPTEMBER 30, 2002 AND 135.5%, AS OF JUNE 30, 2003. THE IMPROVEMENT IN THE COVERAGE RATIO IS RELATED TO THE STABILITY DURING 2003 IN THE DELINQUENCIES AND NON-PERFORMING LOANS.

         THE CORPORATION'S TOTAL CAPITAL SURPASSED THE $1 BILLION MARK, AFTER THE CLOSING OF $189.6 MILLION, THE LARGEST PREFERRED STOCK ISSUE IN THE LOCAL MARKET, ON SEPTEMBER 30, 2003.

         FIRST BANCORP IS A $12.1 BILLION WELL-CAPITALIZED FINANCIAL HOLDING COMPANY. IT IS THE PARENT COMPANY OF FIRSTBANK PUERTO RICO, WHICH IS THE SECOND LARGEST COMMERCIAL BANK IN PUERTO RICO AND VIRGIN ISLANDS AND OF FIRSTBANK INSURANCE AGENCY. BOTH, FIRST BANCORP AND FIRSTBANK PUERTO RICO, OPERATE WITHIN US BANKING LAWS AND REGULATIONS. THE BANK

FIRST BANCORP REPORTS EARNINGS PER SHARE INCREASE OF 19.6%               PAGE 7


OPERATES A TOTAL OF 96 FINANCIAL SERVICE FACILITIES THROUGHOUT PUERTO RICO AND THE US AND BRITISH VIRGIN ISLANDS, INCLUDING THE OPERATIONS OF ITS SUBSIDIARIES MONEY EXPRESS, A FINANCE COMPANY, FIRST LEASING AND CAR RENTAL, A CAR AND TRUCK RENTAL LEASING COMPANY IN PUERTO RICO, FIRSTBANK INSURANCE VI AND FIRST TRADE, INC. IN THE US AND BRITISH VIRGIN ISLANDS.

         THE CORPORATION'S COMMON AND PREFERRED SHARES TRADE ON THE NEW YORK STOCK EXCHANGE, UNDER THE SYMBOLS FBP, FBPPrA, FBPPrB, FBPPrC, FBPPrD, AND FBPrE.

         THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING STATEMENTS" CONCERNING THE CORPORATION'S ECONOMIC FUTURE PERFORMANCE. THE WORDS OR PHRASES "EXPECT", "ANTICIPATE", "LIKELY", "LOOK FORWARD", "SHOULD", "PROBABLY", AND SIMILAR EXPRESSIONS ARE MEANT TO IDENTIFY "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

         THE CORPORATION WISHES TO CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH "FORWARD-LOOKING STATEMENTS", WHICH SPEAK ONLY AS OF THE DATE MADE AND TO ADVISE READERS

FIRST BANCORP REPORTS EARNINGS PER SHARE INCREASE OF 19.6%               PAGE 8


THAT VARIOUS FACTORS, INCLUDING REGIONAL AND NATIONAL ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, COMPETITIVE AND REGULATORY FACTORS AND LEGISLATIVE CHANGES, COULD AFFECT THE CORPORATION'S FINANCIAL PERFORMANCE AND COULD CAUSE THE CORPORATION'S ACTUAL RESULTS FOR FUTURE PERIODS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED.

         THE CORPORATION DOES NOT UNDERTAKE, AND SPECIFICALLY DISCLAIMS ANY OBLIGATION, TO UPDATE ANY "FORWARD-LOOKING STATEMENTS" TO REFLECT OCCURRENCES OR UNANTICIPATED EVENTS OR CIRCUMSTANCES AFTER THE DATE OF SUCH STATEMENTS.

                                 FIRST BANCORP
                        CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)
                   DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA


                                                          THREE MONTHS ENDED                             NINE MONTHS ENDED
                                             ----------------------------------------------        -----------------------------
                                             SEPTEMBER 30,    SEPTEMBER 30,        JUNE 30,        SEPTEMBER 30,   SEPTEMBER 30,
                                                 2003             2002              2003               2003            2002
                                             -------------    -------------        --------        -------------   -------------

INTEREST INCOME:
   Loans                                       $  98,762        $  87,435         $  97,285         $ 290,003        $ 255,724
   Investments                                    34,856           42,171            25,540            99,359          146,946
                                               ---------        ---------         ---------         ---------        ---------
Total interest income                            133,618          129,606           122,825           389,362          402,670
                                               ---------        ---------         ---------         ---------        ---------

INTEREST EXPENSE:
   Deposits                                       28,036           33,650            27,278            84,253           99,930
   Borrowings                                     33,686           35,618            31,644            96,873          104,607
                                               ---------        ---------         ---------         ---------        ---------
Total interest expense                            61,722           69,268            58,922           181,126          204,537
                                               ---------        ---------         ---------         ---------        ---------
Net interest income                               71,896           60,338            63,903           208,236          198,133
                                               ---------        ---------         ---------         ---------        ---------


PROVISION FOR LOAN LOSSES                         12,600           14,000            12,600            41,764           48,302
                                               ---------        ---------         ---------         ---------        ---------

Net interest income after provision
  for loan losses                                 59,296           46,338            51,303           166,472          149,831
                                               ---------        ---------         ---------         ---------        ---------

OTHER INCOME:
   Service charges on deposit accounts             2,202            2,117             2,370             7,147            6,949
   Other fees on loans                             5,282            4,698             4,995            15,283           15,426
   Mortgage banking activities                       432            1,861             1,584             2,374            3,171
   Net gain on sale of investments                 4,384            7,485            10,135            28,206            8,102
   Derivative gain (loss)                          1,154           (1,208)             (678)            1,039           (3,462)
   Rental Income                                     579              602               545             1,609            1,730
   Other operating income                          5,103            3,408             4,046            12,646           10,536
                                               ---------        ---------         ---------         ---------        ---------
Total other income                                19,136           18,963            22,997            68,304           42,452
                                               ---------        ---------         ---------         ---------        ---------

OTHER OPERATING EXPENSES:
   Employees' compensation and benefits           18,195           14,317            18,314            54,719           43,135
   Occupancy and equipment                         9,042            7,036             8,831            26,757           20,726
   Business promotion                              2,691            2,411             2,706             8,114            7,510
   Other taxes                                     1,920            1,770             1,760             5,428            5,057
   Insurance                                         726              689               813             2,476            2,049
   Other                                           7,285            6,445             6,851            21,110           17,888
                                               ---------        ---------         ---------         ---------        ---------
Total other operating expenses                    39,859           32,668            39,275           118,604           96,365
                                               ---------        ---------         ---------         ---------        ---------

INCOME BEFORE INCOME TAX                          38,573           32,633            35,025           116,172           95,918

INCOME TAX PROVISION                               6,889            5,276             5,754            18,789           15,933
                                               ---------        ---------         ---------         ---------        ---------

NET INCOME                                     $  31,684        $  27,357         $  29,271         $  97,383        $  79,985
                                               =========        =========         =========         =========        =========

NET INCOME APPLICABLE TO
    COMMON STOCK                               $  24,933        $  20,606         $  22,520         $  77,130        $  60,330
                                               =========        =========         =========         =========        =========

NET INCOME PER COMMON SHARE - BASIC            $    0.62        $    0.52         $    0.56         $    1.92        $    1.51
                                               =========        =========         =========         =========        =========

NET INCOME PER COMMON SHARE - DILUTED          $    0.61        $    0.51         $    0.55         $    1.89        $    1.49
                                               =========        =========         =========         =========        =========


DIVIDENDS DECLARED PER COMMON SHARE            $    0.11        $    0.10         $    0.11         $    0.33        $    0.30
                                               =========        =========         =========         =========        =========

                            FIRST BANCORP
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (UNAUDITED)
             DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA


                                                                  SEPTEMBER 30, 2003     SEPTEMBER 30, 2002     DECEMBER 31, 2002
                                                                  ------------------     ------------------     -----------------
Assets

Cash and due from banks                                              $     75,145           $     58,150           $    108,306
                                                                     ------------           ------------           ------------
Money market instruments                                                  430,257                 65,976                273,660
                                                                     ------------           ------------           ------------
Federal funds sold and securities purchased
    under agreements to resell                                            159,000
                                                                     ------------           ------------           ------------
Investment securities available for sale, at market:
   United States and Puerto Rico Government obligations                    11,117                426,631                 28,772
   Mortgage backed securities                                           1,108,370              2,081,319              2,512,606
   Corporate bonds                                                        128,945                131,205                133,742
   Equity investment                                                       39,475                 34,433                 41,654
                                                                     ------------           ------------           ------------
             Total investment securities available for sale             1,287,907              2,673,588              2,716,774
                                                                     ------------           ------------           ------------
Investment securities held to maturity, at cost:
   United States and Puerto Rico Government obligations                 1,111,491              1,201,326                638,174
   Mortgage backed securities                                           2,055,882
   Corporate bonds                                                         64,743                 64,327                 64,432
                                                                     ------------           ------------           ------------
              Total investment securities held to maturity              3,232,116              1,265,653                702,606
                                                                     ------------           ------------           ------------
Federal Home Loan Bank (FHLB) stock                                        42,595                 35,630                 35,630
                                                                     ------------           ------------           ------------
Loans receivable:
   Commercial Loans                                                     2,736,703              2,422,784              2,491,358
   Finance Leases                                                         155,143                140,665                143,412
   Consumer Loans                                                       1,237,350              1,030,282              1,149,014
   Residential Loans                                                    2,577,612              1,353,433              1,854,068
                                                                     ------------           ------------           ------------
Total loans receivable                                                  6,706,808              4,947,164              5,637,852
Allowance for loan losses                                                (123,024)              (107,974)              (111,911)
                                                                     ------------           ------------           ------------
     Total loans, net                                                   6,583,784              4,839,190              5,525,941
Other real estate owned                                                     3,999                  1,677                  2,938
Premises and equipment, net                                                82,820                 78,104                 87,595
Accrued interest receivable                                                42,463                 33,347                 39,282
Other assets                                                              148,686                136,857                151,120
                                                                     ------------           ------------           ------------
     Total assets                                                    $ 12,088,772           $  9,188,172           $  9,643,852
                                                                     ============           ============           ============
LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities:
 Deposits                                                            $  6,512,449           $  4,676,009           $  5,482,918
 Federal funds purchased and securities sold
    under agreements to repurchase                                      3,587,878              3,274,790              2,793,540
 Advances from FHLB & Subordinated Notes                                  824,818                407,364                455,815
 Accounts payable and other liabilities                                   109,863                 85,863                113,155
                                                                     ------------           ------------           ------------
                                                                       11,035,008              8,444,026              8,845,428
                                                                     ------------           ------------           ------------
 Stockholders' equity:
  Preferred Stock                                                         550,100                360,500                360,500
                                                                     ------------           ------------           ------------
 Common stock outstanding                                                  40,011                 39,955                 39,955
 Capital Reserve and Surplus                                              219,345                196,792                219,345
 Retained earnings                                                        203,284                150,573                145,243
 Accumulated other comprehensive income                                    41,024                 (3,674)                33,381
                                                                     ------------           ------------           ------------
                                                                        1,053,764                744,146                798,424
                                                                     ------------           ------------           ------------
      Total liabilities and stockholders' equity                     $ 12,088,772           $  9,188,172           $  9,643,852
                                                                     ============           ============           ============
 BOOK VALUE PER COMMON SHARE                                         $      12.59           $       9.60           $      10.96
                                                                     ============           ============           ============

                                 FIRST BANCORP
                            SELECTED FINANCIAL DATA
                                  (UNAUDITED)
                              DOLLARS IN THOUSANDS

CREDIT QUALITY DATA AT:                              September 30, 2003     September 30, 2002     December 31, 2002
-----------------------                              ------------------     ------------------     -----------------
         Non-performing Assets                          $     99,558           $     93,648           $    104,675
                                                        ------------           ------------           ------------
         Non-performing Loans                                 85,690                 83,039                 91,765
                                                        ------------           ------------           ------------
         Past Due Loans                                       19,785                 22,027                 24,435
                                                        ------------           ------------           ------------
         Allowance for Loan Losses                           123,024                107,974                111,911
                                                        ------------           ------------           ------------
         Non-performing Assets to Total Assets                  0.82%                  1.02%                  1.09%
                                                        ------------           ------------           ------------
         Non-performing Loans to Total Loans                    1.28%                  1.68%                  1.63%
                                                        ------------           ------------           ------------
         Allowance to Non-Performing Loans                    143.57%                130.03%                121.95%
                                                        ------------           ------------           ------------


SELECTED PERFORMANCE RATIOS:                       Three Months Ended         Three Months Ended          Nine Months Ended
                                                      September 30,                 June 30,                September 30,
                                                  2003              2002              2003              2003              2002
                                              -----------       -----------       -----------       -----------       -----------
         Net Interest Yield (1)                      2.93%             3.13%             3.07%             3.21%             3.76%
                                              -----------       -----------       -----------       -----------       -----------
         Return on Assets                            1.14%             1.26%             1.26%             1.31%             1.26%
                                              -----------       -----------       -----------       -----------       -----------
         Return on Equity                           15.00%            14.76%            13.80%            15.54%            14.99%
                                              -----------       -----------       -----------       -----------       -----------
         Return on Common Equity                    20.67%            21.65%            18.47%            21.68%            22.21%
                                              -----------       -----------       -----------       -----------       -----------
         Net Write offs to Average Loans             0.63%             0.85%             0.65%             0.67%             0.92%
                                              -----------       -----------       -----------       -----------       -----------
         Efficiency Ratio                           43.79%            41.19%            45.20%            42.89%            40.05%
                                              -----------       -----------       -----------       -----------       -----------
AVERAGE BALANCES:

         Assets                               $11,093,765       $ 8,717,424       $ 9,306,733       $ 9,920,758       $ 8,437,218
                                              -----------       -----------       -----------       -----------       -----------
         Earnings Assets                       10,679,453         8,497,987         8,972,529         9,562,127         8,213,439
                                              -----------       -----------       -----------       -----------       -----------
         Loans                                  6,466,821         4,802,027         6,067,527         6,091,115         4,558,350
                                              -----------       -----------       -----------       -----------       -----------
         Deposits                               6,097,961         4,692,413         5,373,362         5,611,912         4,549,834
                                              -----------       -----------       -----------       -----------       -----------
         Interest-bearing liabilities           9,597,063         7,663,754         7,891,580         8,495,419         7,416,620
                                              -----------       -----------       -----------       -----------       -----------
         Stockholders Equity                      845,051           741,282           848,233           835,518           711,471
                                              -----------       -----------       -----------       -----------       -----------
         Common Stockholders Equity               482,490           380,782           487,733           474,323           362,107
                                              -----------       -----------       -----------       -----------       -----------

(1)   On a taxable equivalent basis.